NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

MFA SEPARATE ACCOUNTS I AND II
AND
VLI SEPARATE ACCOUNT

ANNUAL REPORT

               MAINSTAY
   VP SERIES FUND, INC. December 31, 2000

This is a Report by the
     MainStay VP Series
                  Fund,
   Inc. for the general
  information of Multi-
     Funded Annuity and
Variable Life Insurance
     policyowners. This
                 Report
does not offer for sale
   or solicit orders to
   purchase securities.

         NEW YORK LIFE
             INSURANCE
           AND ANNUITY
           CORPORATION
                [NY LIFE LOGO]

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

I am pleased to present the 2000 Annual Report for the Facilitator(R) Multi-Funded Variable Annuity (MFA) and Variable Life Insurance (VLI) policies issued by New York Life Insurance and Annuity Corporation (NYLIAC).

NYLIAC MFA and VLI policies offer a diversified group of investment options. As a policyowner, you benefit from the experience and professional management of leading investment advisors, who work diligently on your behalf. As always, your financial well-being is our goal.

After several years of very strong stock market performance, major indices declined in 2000 by varying amounts. Last year's market performance should remind us of certain investment principles. First, it may be wise to diversify in order to reduce the potential negative impact of a drop in market sectors. Further, plan to invest for the long-term. The longer you stay in the market, the less any individual year's returns can affect your portfolio's overall performance.

This Annual Report contains valuable information about your policy, including financial statements for each of the investment divisions available with our Facilitator(R) Multi-Funded Variable Annuity and Variable Life Insurance policies. Policyowners of NYLIAC MFA can refer to page 3 and policyowners of NYLIAC VLI should refer to page 19 for their respective financial statements. Commentaries from the Portfolio Managers are also included in this report.

At New York Life, we understand that we owe our financial strength to you, our valued clients, who continue to place your trust in us. This strength, in turn, allows us to keep our financial promises to you. Ultimately, we are dedicated to one overriding purpose: to be there when our clients need us.

Thank you for choosing New York Life as "The Company You Keep(R)".

/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund,
    Inc., at net asset value............  $100,402,828   $198,428,202   $ 18,795,143   $ 38,135,404   $  2,859,155   $  4,911,403

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk
    charges.............................       308,809        836,751         61,282        172,650         12,592         21,810
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $100,094,019   $197,591,451   $ 18,733,861   $ 37,962,754   $  2,846,563   $  4,889,593
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners................  $100,094,019   $197,591,451   $ 18,733,861   $ 37,962,754   $  2,846,563   $  4,889,593
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      77.35   $      71.05   $      35.27   $      32.39   $      22.56   $      20.72
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 87,109,511   $161,836,174   $ 19,584,003   $ 39,284,879   $  2,859,160   $  4,911,385
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    572,956   $  1,130,102   $  1,190,544   $  2,414,694   $    252,504   $    316,638
  Mortality and expense risk charges....    (1,447,339)    (3,845,029)      (257,307)      (694,588)       (53,082)       (93,722)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (874,383)    (2,714,927)       933,237      1,720,106        199,422        222,916
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    26,528,055     33,852,236     10,832,735      9,649,469      3,008,054      1,752,228
  Cost of investments sold..............   (14,760,544)   (18,932,926)   (11,337,232)    (9,878,931)    (3,008,043)    (1,752,199)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................    11,767,511     14,919,310       (504,497)      (229,462)            11             29
  Realized gain distribution received...     9,155,673     18,058,703             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......   (25,039,948)   (40,880,979)     1,150,549      1,471,839             (6)           (14)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....    (4,116,764)    (7,902,966)       646,052      1,242,377              5             15
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Increase (decrease) attributable to
    mortality and expense risks assumed
    by New York Life Insurance and
    Annuity Corporation and retained by
    the Separate Account................        48,167        127,589         (5,265)       (14,213)          (606)        (1,091)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from operations  $ (4,942,980)  $(10,490,304)  $  1,574,024   $  2,948,270   $    198,821   $    221,840
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 2000
and December 31, 1999

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              2000              1999              2000              1999
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................  $   (874,383)     $   (784,784)     $ (2,714,927)     $ (2,495,557)
    Net realized gain (loss) on investments.............    11,767,511        11,028,923        14,919,310        14,921,578
    Realized gain distribution received.................     9,155,673        11,258,814        18,058,703        21,214,052
    Change in unrealized appreciation (depreciation) on
      investments.......................................   (25,039,948)        8,108,363       (40,880,979)       20,201,631
    Increase (decrease) attributable to mortality and
      expense risks assumed by New York Life Insurance
      and Annuity Corporation and retained by the
      Separate Account..................................        48,167           (77,545)          127,589          (198,727)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity resulting
        from operations.................................    (4,942,980)       29,533,771       (10,490,304)       53,642,977
                                                          ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Policyowners' premium payments......................       548,293           596,868         2,854,676         3,391,122
    Policyowners' surrenders............................   (25,327,333)      (20,813,746)      (32,312,227)      (31,808,658)
    Policyowners' annuity and death benefits............      (546,290)       (1,142,861)       (1,732,113)         (647,154)
    Net transfers from (to) Fixed Account...............       969,543           140,085           948,980          (295,946)
    Transfers between Investment Divisions..............     3,418,535        (4,422,068)        1,119,573          (463,179)
                                                          ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)...............   (20,937,252)      (25,641,722)      (29,121,111)      (29,823,815)
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.............   (25,880,232)        3,892,049       (39,611,415)       23,819,162
TOTAL EQUITY:
    Beginning of year...................................   125,974,251       122,082,202       237,202,866       213,383,704
                                                          ------------      ------------      ------------      ------------
    End of year.........................................  $100,094,019      $125,974,251      $197,591,451      $237,202,866
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2000           1999           2000           1999           2000           1999           2000           1999
    ---------------------------------------------------------------------------------------------------------------------
    $    933,237   $  1,261,225   $  1,720,106   $  1,800,587   $    199,422   $    138,994   $    222,916   $    187,055
        (504,497)      (204,126)      (229,462)       755,879             11             27             29             (7)
              --          2,753             --          4,188             --              2             --              3
       1,150,549     (1,937,481)     1,471,839     (4,174,104)            (6)           (31)           (14)             1
          (5,265)           509        (14,213)           873           (606)          (446)        (1,091)          (968)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,574,024       (877,120)     2,948,270     (1,612,577)       198,821        138,546        221,840        186,084
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         231,391        240,297        684,243        945,509         46,187         31,024        160,263        261,881
      (4,861,562)    (6,691,341)    (7,686,983)    (7,737,790)    (2,337,239)    (2,163,184)    (1,420,262)    (1,853,807)
        (280,214)      (402,399)      (330,489)      (183,129)       (11,902)       (10,120)       (72,940)       (24,579)
        (191,684)       383,717       (122,268)      (227,092)       (40,978)        35,448         (7,941)       (24,848)
      (4,926,635)     3,376,669     (1,177,485)      (278,051)     1,506,431      1,050,777         61,168        743,395
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
     (10,028,704)    (3,093,057)    (8,632,982)    (7,480,553)      (837,501)    (1,056,055)    (1,279,712)      (897,958)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (8,454,680)    (3,970,177)    (5,684,712)    (9,093,130)      (638,680)      (917,509)    (1,057,872)      (711,874)
      27,188,541     31,158,718     43,647,466     52,740,596      3,485,243      4,402,752      5,947,465      6,659,339
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 18,733,861   $ 27,188,541   $ 37,962,754   $ 43,647,466   $  2,846,563   $  3,485,243   $  4,889,593   $  5,947,465
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $126,350,523   $ 19,476,474   $ 31,381,441   $  4,235,533   $  4,883,123   $    547,522

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk
    charges.............................       392,301         81,268        102,385         19,093         15,918          2,875
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $125,958,222   $ 19,395,206   $ 31,279,056   $  4,216,440   $  4,867,205   $    544,647
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners................  $125,958,222   $ 19,395,206   $ 31,279,056   $  4,216,440   $  4,867,205   $    544,647
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      77.35   $      71.05   $      35.40   $      32.44   $      22.56   $      20.72
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $110,078,251   $ 16,641,734   $ 32,517,499   $  4,388,573   $  4,883,125   $    547,523
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    721,523   $    110,887   $  1,987,395   $    269,009   $    303,662   $     39,497
  Mortality and expense risk charges....    (1,818,330)      (368,060)      (430,518)       (76,966)       (64,090)       (11,696)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......    (1,096,807)      (257,173)     1,556,877        192,043        239,572         27,801
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    27,418,350      3,118,035     20,031,126      1,025,978      2,078,487        922,902
  Cost of investments sold..............   (15,540,494)    (1,790,892)   (21,452,686)    (1,062,931)    (2,078,467)      (922,901)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................    11,877,856      1,327,143     (1,421,560)       (36,953)            20              1
  Realized gain distribution received...    11,529,725      1,771,935             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......   (28,611,945)    (3,893,590)     2,503,760        172,902             (7)             1
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....    (5,204,364)      (794,512)     1,082,200        135,949             13              2
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Increase (decrease) attributable to
    mortality and expense risks assumed
    by New York Life Insurance and
    Annuity Corporation and retained by
    the Separate Account................        58,810         12,131         (8,813)        (1,576)          (742)          (137)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from operations  $ (6,242,361)  $ (1,039,554)  $  2,630,264   $    326,416   $    238,843   $     27,666
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 2000
and December 31, 1999

                                                                                      COMMON STOCK
                                                                                  INVESTMENT DIVISIONS
                                                           ------------------------------------------------------------------
                                                                   SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                      POLICIES                            POLICIES
                                                           ------------------------------      ------------------------------
                                                               2000              1999              2000              1999
                                                           ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss).........................  $ (1,096,807)     $   (947,887)     $   (257,173)     $   (230,854)
    Net realized gain (loss) on investments..............    11,877,856        14,327,702         1,327,143         1,191,002
    Realized gain distribution received..................    11,529,725        13,279,222         1,771,935         1,980,884
    Change in unrealized appreciation (depreciation) on
      investments........................................   (28,611,945)        8,518,794        (3,893,590)        2,078,624
    Increase (decrease) attributable to mortality and
      expense risks assumed by New York Life Insurance
      and Annuity Corporation and retained by the
      Separate Account...................................        58,810           (92,516)           12,131           (18,374)
                                                           ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity resulting
        from operations..................................    (6,242,361)       35,085,315        (1,039,554)        5,001,282
                                                           ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Policyowners' premium payments.......................       242,274            99,271           261,112           194,032
    Policyowners' surrenders.............................   (26,109,884)      (20,510,328)       (2,187,075)       (1,956,076)
    Policyowners' annuity and death benefits.............    (2,157,103)       (2,757,638)         (231,990)         (115,775)
    Net transfers from (to) Fixed Account................       515,283           813,884           108,540          (123,361)
    Transfers between Investment Divisions...............    11,369,132       (13,096,677)          310,983             8,883
                                                           ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)................   (16,140,298)      (35,451,488)       (1,738,430)       (1,992,297)
                                                           ------------      ------------      ------------      ------------
        Increase (decrease) in total equity..............   (22,382,659)         (366,173)       (2,777,984)        3,008,985
TOTAL EQUITY:
  Beginning of year......................................   148,340,881       148,707,054        22,173,190        19,164,205
                                                           ------------      ------------      ------------      ------------
  End of year............................................  $125,958,222      $148,340,881      $ 19,395,206      $ 22,173,190
                                                           ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2000           1999           2000           1999           2000           1999           2000           1999
    ---------------------------------------------------------------------------------------------------------------------
    $  1,556,877   $  2,221,645   $    192,043   $    200,731   $    239,572   $    212,378   $     27,801   $     22,892
      (1,421,560)       (64,771)       (36,953)        14,482             20             41              1              4
              --          4,411             --            452             --              3             --             --
       2,503,760     (3,590,007)       172,902       (390,084)            (7)           (47)             1             (5)
          (8,813)           900         (1,576)           102           (742)          (671)          (137)          (117)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,630,264     (1,427,822)       326,416       (174,317)       238,843        211,704         27,666         22,774
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (10,340)        23,548         65,037         77,731          1,022         48,287         10,690         13,471
      (6,720,455)    (6,463,773)      (739,892)      (558,266)    (1,274,296)    (2,181,374)       (80,087)       (91,760)
        (722,752)      (696,598)       (75,958)       (80,414)       (15,241)       (97,614)       (22,707)        (9,043)
          76,404        (27,434)       (63,307)        57,101         99,060         28,102         (5,682)        20,195
     (11,496,953)    11,773,531        (94,927)       (31,331)       132,555      1,318,201       (216,345)        22,591
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
     (18,874,096)     4,609,274       (909,047)      (535,179)    (1,056,900)      (884,398)      (314,131)       (44,546)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
     (16,243,832)     3,181,452       (582,631)      (709,496)      (818,057)      (672,694)      (286,465)       (21,772)
      47,522,888     44,341,436      4,799,071      5,508,567      5,685,262      6,357,956        831,112        852,884
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 31,279,056   $ 47,522,888   $  4,216,440   $  4,799,071   $  4,867,205   $  5,685,262   $    544,647   $    831,112
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

  Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II are invested exclusively in shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  MacKay Shields LLC and Madison Square Advisors LLC provide investment advisory services to the MainStay VP Series Funds for a fee. MacKay Shields LLC and Madison Square Advisors LLC are wholly-owned subsidiaries of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly-owned subsidiary of New York Life Insurance Company. Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, was substituted for Madison Square Advisors as investment adviser for the Bond and Growth Equity Portfolios. NYLIM has assumed all of the interests, rights and responsibilities of Madison Square Advisors under the Advisory Agreements to which it is a party. The terms and conditions of these agreements, including fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Portfolios.

  There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I and Separate Account-II and the Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2000, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    4,136         8,174         1,492         3,028         2,859         4,911
Identified cost*...........................  $87,110      $161,836       $19,584       $39,285        $2,859        $4,911
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    5,205           802         2,492           336         4,883           548
Identified cost*........................... $110,078       $16,642       $32,517       $ 4,389        $4,883        $  548

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2000, were as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $13,815       $19,953       $ 1,701        $2,700       $ 2,371        $  690
Proceeds from sales........................   26,528        33,852        10,833         9,649         3,008         1,752
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $21,672       $ 2,886       $ 2,658        $  305       $ 1,258        $  636
Proceeds from sales........................   27,418         3,118        20,031         1,026         2,078           923

--------------------------------------------------------------------------------
NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II are charged for administrative services provided for Flexible Premium Policies, and Single and Flexible Premium Policies are charged for the mortality and expense risks assumed by NYLIAC. These charges are made daily at an annual rate of 1.25% of the daily net asset value for Single Premium Policies and 1.75% of the daily net asset value for Flexible Premium Policies of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2000 and December 31, 1999, were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                2000           1999           2000           1999
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued on premium payments............................       7              9             38             54
Units redeemed on surrenders................................    (316)          (301)          (433)          (503)
Units redeemed on annuity and death benefits................      (7)           (17)           (23)           (10)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      12              2             13             (5)
Units issued (redeemed) on transfers between
  Investment Divisions......................................      43            (72)            15             (8)
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (261)          (379)          (390)          (472)
Units outstanding, beginning of year........................   1,555          1,934          3,171          3,643
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   1,294          1,555          2,781          3,171
                                                               =====          =====          =====          =====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued on premium payments............................       3              1              4              3
Units redeemed on surrenders................................    (327)          (297)           (29)           (30)
Units redeemed on annuity and death benefits................     (27)           (41)            (3)            (2)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................       6             12              1             (2)
Units issued (redeemed) on transfers between
  Investment Divisions......................................     142           (200)             4             --
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (203)          (525)           (23)           (31)
Units outstanding, beginning of year........................   1,831          2,356            296            327
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   1,628          1,831            273            296
                                                               =====          =====          =====          =====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      2000       1999       2000       1999       2000       1999       2000       1999
    -------------------------------------------------------------------------------------
         7          7         22         30          2          1          8         13
      (146)      (203)      (251)      (254)      (105)      (103)       (70)       (95)
        (9)       (12)       (10)        (6)        --         --         (4)        (1)
        (6)        11         (4)        (7)        (2)         2         --         (1)
      (151)       101        (39)        (9)        69         50          3         38
     -----      -----      -----      -----      -----      -----      -----      -----
      (305)       (96)      (282)      (246)       (36)       (50)       (63)       (46)
       836        932      1,454      1,700        162        212        299        345
     -----      -----      -----      -----      -----      -----      -----      -----
       531        836      1,172      1,454        126        162        236        299
     =====      =====      =====      =====      =====      =====      =====      =====
        --          1          2          3         --          2         --          1
      (201)      (196)       (24)       (18)       (58)      (103)        (4)        (5)
       (22)       (21)        (3)        (3)        (1)        (4)        (1)        --
         2         (1)        (2)         2          5          1         --          1
      (351)       352         (3)        (1)         6         62        (11)         1
     -----      -----      -----      -----      -----      -----      -----      -----
      (572)       135        (30)       (17)       (48)       (42)       (16)        (2)
     1,456      1,321        160        177        264        306         42         44
     -----      -----      -----      -----      -----      -----      -----      -----
       884      1,456        130        160        216        264         26         42
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 6--Selected Per Unit Data+:
--------------------------------------------------------------------------------

The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of Separate Account-I and Separate Account-II:

                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
COMMON STOCK INVESTMENT DIVISIONS                              2000        1999        1998        1997        1996
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $81.03      $63.13      $50.50      $40.34      $32.81
Net investment income (loss)................................   (0.61)      (0.46)      (0.27)      (0.24)      (0.12)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....   (3.07)      18.36       12.90       10.40        7.65
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $77.35      $81.03      $63.13      $50.50      $40.34
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $81.03      $63.13      $50.50      $40.34      $32.81
Net investment income (loss)................................   (0.61)      (0.47)      (0.26)      (0.23)      (0.12)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....   (3.07)      18.37       12.89       10.39        7.65
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $77.35      $81.03      $63.13      $50.50      $40.34
                                                              ======      ======      ======      ======      ======

                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                               2000        1999        1998        1997        1996
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $74.80      $58.57      $47.08      $37.80      $30.90
Net investment income (loss)................................   (0.92)      (0.74)      (0.50)      (0.44)      (0.29)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....   (2.83)      16.97       11.99        9.72        7.19
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $71.05      $74.80      $58.57      $47.08      $37.80
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $74.80      $58.57      $47.08      $37.80      $30.90
Net investment income (loss)................................   (0.91)      (0.74)      (0.50)      (0.43)      (0.29)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....   (2.84)      16.97       11.99        9.71        7.19
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $71.05      $74.80      $58.57      $47.08      $37.80
                                                              ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
BOND INVESTMENT DIVISIONS                                      2000        1999        1998        1997        1996
                                                              ------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $32.52      $33.44      $31.03      $28.66      $28.44
Net investment income (loss)................................    1.50        1.33        1.25        1.42        1.29
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....    1.25       (2.25)       1.16        0.95       (1.07)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $35.27      $32.52      $33.44      $31.03      $28.66
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $32.64      $33.57      $31.15      $28.76      $28.54
Net investment income (loss)................................    1.50        1.49        1.23        1.42        1.30
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....    1.26       (2.42)       1.19        0.97       (1.08)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $35.40      $32.64      $33.57      $31.15      $28.76
                                                              ======      ======      ======      ======      ======

                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                               2000        1999        1998        1997        1996
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $30.02      $31.02      $28.93      $26.85      $26.78
Net investment income (loss)................................    1.33        1.14        0.98        1.18        1.14
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....    1.04       (2.14)       1.11        0.90       (1.07)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $32.39      $30.02      $31.02      $28.93      $26.85
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $30.06      $31.07      $28.98      $26.89      $26.82
Net investment income (loss)................................    1.34        1.18        1.00        1.20        1.13
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....    1.04       (2.19)       1.09        0.89       (1.06)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $32.44      $30.06      $31.07      $28.98      $26.89
                                                              ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

--------------------------------------------------------------------------------

                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
MONEY MARKET INVESTMENT DIVISIONS                              2000        1999        1998        1997        1996
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $21.53      $20.80      $20.02      $19.26      $18.57
Net investment income (loss)................................    1.03        0.73        0.78        0.76        0.69
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $22.56      $21.53      $20.80      $20.02      $19.26
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $21.53      $20.80      $20.02      $19.26      $18.57
Net investment income (loss)................................    1.03        0.73        0.78        0.76        0.69
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $22.56      $21.53      $20.80      $20.02      $19.26
                                                              ======      ======      ======      ======      ======

                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                               2000        1999        1998        1997        1996
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $19.88      $19.29      $18.66      $18.05      $17.48
Net investment income (loss)................................    0.84        0.59        0.63        0.61        0.57
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $20.72      $19.88      $19.29      $18.66      $18.05
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $19.88      $19.29      $18.66      $18.05      $17.48
Net investment income (loss)................................    0.84        0.59        0.63        0.61        0.57
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $20.72      $19.88      $19.29      $18.66      $18.05
                                                              ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in total equity present fairly, in all material respects, the financial position of the Single and Flexible Premium Policies Common Stock, the Single and Flexible Premium Policies Bond, and the Single and Flexible Premium Policies Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation MFA Separate Account I and the New York Life Insurance and Annuity Corporation MFA Separate Account II) at December 31, 2000, the results of each of their operations for the year then ended and the changes in each of their total equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2000 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2001

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                            VLI SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund, Inc., at net asset
    value...................................................  $40,309,059     $ 9,216,859     $ 1,647,916

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk charges......       33,772           8,238           1,446
                                                              -----------     -----------     -----------
      Total equity..........................................  $40,275,287     $ 9,208,621     $ 1,646,470
                                                              ===========     ===========     ===========

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners....................................  $40,275,287     $ 9,208,621     $ 1,646,470
                                                              ===========     ===========     ===========
Identified Cost of Investment...............................  $33,185,992     $ 9,572,564     $ 1,647,907
                                                              ===========     ===========     ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
INVESTMENT INCOME:
  Dividend income...........................................  $   229,479     $   583,109     $    96,474
  Mortality and expense risk charges........................     (150,515)        (31,299)         (5,621)
                                                              -----------     -----------     -----------
      Net investment income.................................       78,964         551,810          90,853
                                                              -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................    3,252,133         893,434         213,370
  Cost of investments sold..................................   (1,801,068)       (975,258)       (213,368)
                                                              -----------     -----------     -----------
      Net realized gain (loss) on investments...............    1,451,065         (81,824)              2
  Realized gain distribution received.......................    3,667,007              --              --
  Change in unrealized appreciation (depreciation) on
    investments.............................................   (6,732,303)        341,051               1
                                                              -----------     -----------     -----------
      Net gain (loss) on investments........................   (1,614,231)        259,227               3
                                                              -----------     -----------     -----------
  Increase (decrease) attributable to mortality and expense
    risks assumed by New York Life Insurance and Annuity
    Corporation and retained by the Separate Account........        4,867            (641)            (64)
                                                              -----------     -----------     -----------
      Net increase (decrease) in total equity resulting from
        operations..........................................  $(1,530,400)    $   810,396     $    90,792
                                                              ===========     ===========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 2000
and December 31, 1999

                                                   COMMON STOCK                    BOND                    MONEY MARKET
                                                INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                             -------------------------   -------------------------   -------------------------
                                                2000          1999          2000          1999          2000          1999
                                             ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income..................  $    78,964   $   100,531   $   551,810   $   507,320   $    90,853   $    70,338
    Net realized gain (loss) on
      investments..........................    1,451,065     1,191,060       (81,824)      (23,018)            2            (1)
    Realized gain distribution received....    3,667,007     3,943,796            --           774            --             1
    Change in unrealized appreciation
      (depreciation) on investments........   (6,732,303)    5,025,527       341,051      (655,165)            1            (1)
    Increase (decrease) attributable to
      mortality and expense risks assumed
      by New York Life Insurance and
      Annuity Corporation and retained by
      the Separate Account.................        4,867        (7,088)         (641)           39           (64)          (49)
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) in total
        equity resulting from operations...   (1,530,400)   10,253,826       810,396      (170,050)       90,792        70,288
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Contributions and (withdrawals):
    Policyowners' premium payments.........    1,706,007     1,813,607       734,808       810,916       126,424       139,304
    Cost of insurance......................     (813,659)     (547,746)     (235,557)     (104,553)      (39,283)      (28,765)
    Policyowners' surrenders...............   (3,408,492)   (3,153,097)   (1,090,199)     (835,408)     (103,932)     (115,775)
    (Withdrawals), net of repayments, due
      to policy loans......................      (41,495)     (384,046)      178,908       111,344       (25,430)       15,745
    Policyowners' death benefits...........     (116,459)     (161,320)      (34,567)      (56,688)       (5,704)       (5,080)
    Transfers between Investment
      Divisions............................      159,175       192,603      (107,844)     (187,889)      (51,513)       (4,989)
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net contributions and
        (withdrawals)......................   (2,514,923)   (2,239,999)     (554,451)     (262,278)      (99,438)          440
                                             -----------   -----------   -----------   -----------   -----------   -----------
        Increase (decrease) in total
          equity...........................   (4,045,323)    8,013,827       255,945      (432,328)       (8,646)       70,728
TOTAL EQUITY:
    Beginning of year......................   44,320,610    36,306,783     8,952,676     9,385,004     1,655,116     1,584,388
                                             -----------   -----------   -----------   -----------   -----------   -----------
    End of year............................  $40,275,287   $44,320,610   $ 9,208,621   $ 8,952,676   $ 1,646,470   $ 1,655,116
                                             ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                            VLI SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

  The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  MacKay Shields LLC and Madison Square Advisors LLC provide investment advisory services to the MainStay VP Series Funds for a fee. MacKay Shields LLC and Madison Square Advisors LLC are wholly-owned subsidiaries of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly-owned subsidiary of New York Life Insurance Company. Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, was substituted for Madison Square Advisors as investment adviser for the Bond and Growth Equity Portfolios. NYLIM has assumed all of the interests, rights and responsibilities of Madison Square Advisors under the Advisory Agreements to which it is a party. The terms and conditions of these agreements, including fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Portfolios.

  There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the Growth Equity Portfolio, the Bond Investment Division which invests in the Bond Portfolio, and the Money Market Investment Division which invests in the Cash Management Portfolio. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to Policyowner instructions.

  No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2000, the investment in the Mainstay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   --------------------------------------------------------------
Number of shares.................................          1,660                   732                 1,648
Identified cost*.................................        $33,186               $ 9,573               $ 1,648

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2000, were as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   --------------------------------------------------------------
Purchases........................................        $ 4,482               $   891               $   205
Proceeds from sales..............................          3,252                   893                   213

--------------------------------------------------------------------------------
NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

The VLI Separate Account is charged for the mortality and expense risks assumed by NYLIAC. These charges are made daily at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the VLI Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in total equity present fairly, in all material respects, the financial position of the Common Stock, Bond, and Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation VLI Separate Account) at December 31, 2000, the results of each of their operations for the year then ended and the changes in each of their total equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2000 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2001

--------------------------------------------------------------------------------

To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, NYLIAC MFA Separate Account-I, NYLIAC MFA Separate Account-II, and NYLIAC VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc. In addition, the assets of NYLIAC Variable Annuity Separate Accounts-I, II, and III, NYLIAC Variable Universal Life Separate Account-I, and NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, may be invested in shares of The Alger American Fund, Calvert Variable Series, Inc, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Janus Aspen Series, MFS(R) Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust, which are not affiliated with the MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the Fund held on November 13, 2000, executive officers of the Fund were elected. On December 28, 2000, a dividend distribution was paid to NYLIAC Variable Annuity Separate Accounts-I, II, and III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, NYLIAC MFA Separate Accounts-I and II, and NYLIAC VLI Separate Account, as the sole shareholders of record of the MainStay VP Series Fund, Inc.

/s/ RICHARD M. KERNAN SR.

Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
The year 2000 began close to where 1999 left off -- with real growth in U.S. gross domestic product at a 5.5% annualized rate in the first quarter, following a 7.3% annualized rate in the fourth quarter of 1999. Faced with unexpectedly strong domestic demand, near record low unemployment levels, and a widening current account deficit, the Federal Reserve Board raised the targeted federal funds rate three times during the first half of the year, by a total of 1.00%, to a level of 6.5%.

Rising energy prices, a strong dollar, and the effects of a cumulative 1.75% of tightening rates from June 1999 through May 2000 began to slow the economy during the third quarter. In addition, several major stock-market indices declined, as an increasing number of firms announced earnings shortfalls. Losses in the equity market and the prospect of higher energy bills over the winter negatively impacted consumer confidence and slowed personal spending.

Economic reports during the third quarter confirmed that the U.S. economy had slowed significantly from the fast pace earlier in the year. Reports that nominal GDP growth was just 2.2% during the third quarter, however, suggested that the economy was slowing faster than most observers anticipated. As evidence mounted that the risks of a recession outweighed those of inflation, the Federal Reserve Board took the unprecedented step of moving from a tightening bias directly to an easing bias at its December meeting.

Within the money markets, the commercial-paper sector experienced some dislocations in the latter half of 2000, as economic conditions and equity-market volatility caused investors to become increasingly risk averse. Large year-end premiums were charged to all but the highest-rated companies seeking capital in the commercial paper market. Lucent and DaimlerChrysler were among the companies forced to pay a premium due to earnings shortfalls and other unfavorable news. Xerox faced a downgrading by the ratings agencies, and was essentially shut out of the commercial paper market. In California, utilities faced mounting losses and possible bankruptcy, as they were unable to pass their higher energy costs on to their customers.

PERFORMANCE REVIEW
For the seven-day period ended December 31, 2000, the MainStay VP Cash Management Portfolio provided an effective yield of 6.29% and a current yield of 6.10%. For the 12 months ended December 31, 2000, the Portfolio returned 6.06%, slightly exceeding the 5.99% return of the average Lipper(1) Variable Products Money Market Portfolio over the same period.

STRATEGIC MATURITY AND SECTOR POSITIONING
During the first half of the year, we maintained the average maturity of the Portfolio at a substantially shorter position than the average money market portfolio. This strategy proved effective in a rising interest-rate environment. As of June 30, 2000, the Portfolio's average maturity stood at 39 days.

As the economy started to slow during the third quarter, we lengthened the average maturity of the portfolio to a more neutral position. As of September 30, 2000, the Portfolio's average maturity stood at 52 days. This positioning negatively impacted Portfolio performance, as the Federal Reserve, while holding rates steady, was still in a tightening mode. In the fourth quarter, we lengthened the average maturity of the Portfolio further. As money-market yields declined sharply during the month of December, this positioning had a positive impact on Portfolio performance. On December 31, 2000, the Portfolio's average maturity stood at 56 days.

The Portfolio benefited from its investment in higher-yielding asset-backed commercial paper and floating-rate notes. While past performance is no guarantee of future results, in times of economic uncertainty, floating-rate notes have historically outperformed other money-market securities, as their coupon rates tend to correspond to market levels much sooner than investments with a fixed coupon.

HIGH CREDIT QUALITY
The Portfolio's investments throughout the annual period centered on floating-rate notes, bank certificates of deposit (CDs), commercial paper, and asset-backed commercial paper. By industry, the Portfolio mainly invested in securities of banks and bank holding companies, finance, insurance, brokerage, telecommunications and industrial companies. The Portfolio also invested in government-sponsored agencies such as Fannie Mae. Throughout the year, we remained focused on purchasing only high-quality instruments, with all securities purchased for the Portfolio rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Portfolio was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Portfolio's concentration on the highest-quality securities helped manage portfolio risk.

LOOKING AHEAD
Following the release of the National Association of Purchasing Management(2)
(NAPM) report on January 3, 2001 that painted a rather bleak picture of economic activity, the Federal Reserve Board surprised the capital markets by cutting the targeted federal portfolios rate by 50 basis points to 6.0% on that same day. While this action by the Fed provided an immediate boost to the U.S. equity markets, we expect the economy to continue to slow in the near term. Thus, we also expect that the Fed's early move will be the first of several interest-rate cuts. We believe that as of early January 2001, the money markets had already priced in 1.00% to 1.50% of easing by mid-year.

As the economy slows, we intend to maintain the Portfolio's longer-than-benchmark average maturity position for the near term. We also intend to remain focused on high-quality, liquid investments, as the Portfolio seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

MacKay Shields LLC

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate account insurance companies. Its rankings are based on the total returns with capital gains and dividends reinvested. Results do not reflect any deduction of any charges.
(2) National Association of Purchasing Management ("NAPM") is a non-profit educational association that acts as a communication link with more than 47,000 purchasing and supply management professionals providing national and international leadership in purchasing and materials management, particularly in the areas of education, research and standards of excellence.

Though an investment in a money market portfolio is generally considered to be protected from market risk, the investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in this Portfolio.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deductions of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

MAINSTAY VP BOND PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
The Federal Reserve Bank continued its restrictive policy early in the year. Short-term rates were raised a total of 50 basis points in the first quarter. The expectation of more tightening by the Federal Reserve put pressure on the short end of the yield curve. The long end of the yield curve improved significantly as investors anticipated a reduction in outstanding long-term U.S. Treasury (UST) debt. These counteracting forces caused the yield curve to invert in the first quarter of 2000. In May, the Federal Reserve raised the Federal Funds target an additional 50 basis points. The two-to-thirty year portion of the yield curve (thirty-year UST -- two-year UST) reached a point of inversion of -76 basis points. As mid-year approached, market participants began anticipating the possibility of a soft landing for the U.S. economy. The Federal Reserve did not take any policy actions in the second half of the year. The Federal Funds target remained at 6.50% after being raised 100 basis points in the first half of the year. As the second half of the year progressed, investors focused on possible weakness in the U.S. economy and a potential shift in the Federal Reserve's sentiment. In December, the Federal Reserve bias shifted from an assessment of concerns about inflation to concerns of economic weakness. The perception of near-term easing caused U.S. Treasuries to rally. The expectation of lower short-term rates also caused the shape of the yield curve to shift. By year-end, the two-to-thirty year portion of the yield curve "normalized" to +37 basis points. During the course of the year, the ten-year U.S. Treasury note rallied 133 basis points.

PERFORMANCE/MARKET REVIEW
For the year ended December 31, 2000, the MainStay VP Bond Portfolio had a return of 9.82% compared to the average portfolio in its Lipper(1) peer group (Corporate Debt A Rated) which returned 10.54% and the Merrill Lynch Corporate and Government Master Index(2), which returned 11.95%. Market risk was limited by maintaining a relatively neutral-duration posture throughout the year. Credit risk was limited by maintaining an average quality of the investments in the Portfolio of at least AA(3) throughout the year. A situation with one distressed credit had an adverse impact on the performance of the Portfolio.

Investment-grade corporate bonds and mortgage-backed securities underperformed U.S. Treasuries during the year. Corporate bonds underperformed U.S. Treasuries by a significant amount. Distressed situations had a powerful negative impact on the corporate bond market. Earnings disappointments, event risk and concerns about asbestos litigation all weighed heavily on the asset class. During the year, higher rated corporate bonds outperformed lower rated bonds as investors sought quality and liquidity in a troubled market.

PORTFOLIO STRATEGY
The Portfolio experienced negative cash flow in the first half of the year. Most of the Portfolio's cash needs were met by liquidations in U.S. Treasury and Agency securities. Over the course of the year, there was a minimal shift of assets from the government and corporate sectors to cash. At year-end, our cash position stood at approximately 5%. Our increased cash position improved the Portfolio's liquidity. Within the corporate sector, we shifted assets from A-rated(4) credits to AA- and AAA-rated(5) credits. We took these actions to improve the Portfolio's quality and liquidity.

LOOKING AHEAD
We expect the Federal Reserve Bank to remain in an easing mode at least through mid-year 2001. Given the Federal Reserve's current policy stance, the yield curve should continue to steepen in the first quarter. Corporate securities should perform well given current wide levels and the fact that investors are comfortable with the direction of interest rates. Investors should be watchful of supply technicals and stock market volatility as these factors could dampen prospects for the Corporate sector.

Albert R. Corapi, Jr.
Donald F. Serek
Portfolio Managers
Madison Square Advisors LLC

                            $10,000 INVESTED IN THE
                           MAINSTAY VP BOND PORTFOLIO
                   ON 1/23/84 VS MERRILL LYNCH CORPORATE AND
            GOVERNMENT MASTER INDEX AND THE CONSUMER PRICE INDEX(6)
[LINE GRAPH]

                                                                             MERRILL LYNCH CORPORATE
                                                                              AND GOVERNMENT MASTER
                                                     BOND PORTFOLIO                   INDEX               CONSUMER PRICE INDEX
                                                     --------------          -----------------------      --------------------
1/23/84                                                    10000                       10000                       10000
1984                                                       11028                       11422                       10365
1985                                                     13370.4                       13583                     10758.9
1986                                                     15532.3                     15706.1                     10877.2
1987                                                       17637                     16035.9                     11359.1
1988                                                       17390                     17273.9                     11861.1
1989                                                     19396.9                     19714.7                     12412.7
1990                                                     20948.6                     21388.4                     13171.1
1991                                                     24390.5                     24787.1                     13574.1
1992                                                     26373.4                     26690.7                     13967.8
1993                                                       29380                     29642.7                     14351.9
1994                                                       28384                     28673.4                     14735.1
1995                                                     33581.1                     34138.5                     15065.2
1996                                                     34269.5                       35132                     15563.8
1997                                                     37576.5                     38567.9                     15828.4
1998                                                       42243                       41004                       16083
1999                                                       40376                       41377                       16514
2000                                                       44341                       46322                       17072

   One Year: 9.82%       Five Years: 5.71%       Ten Years: 7.78%       Since
                           Inception: 9.29% (1/23/84)

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.
(3) Debt rated AA by Standard & Poor's differs from the highest rated issues only in a small degree.
(4) Debt rated A by Standard & Poor's is representative of a portfolio which demonstrates strong investment management abilities and consistent above average returns relative to portfolios with similar objectives.
(5) Debt rated AAA by Standard & Poor's is representative of a portfolio which demonstrates extremely strong investment management abilities and consistent above average returns relative to portfolios with similar objectives.
(6) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
The U.S. stock market had its first declining year in a decade during the 12 months ended December 31, 2000. Both small-cap and mid-cap equities outperformed large-cap stocks for the year. Within the large-cap sector, value-oriented stocks outperformed their growth counterparts by an impressive 16% for the annual period, reversing general market trends in recent years.

The Federal Reserve's continued monetary tightening policy in the first half of the year had a major impact on the U.S. equity market. Though the Federal Reserve held interest rates steady after its May meeting, it maintained its tightening bias through November. The equity market largely ignored the Fed early in the year, but eventually the combination of a tightening stance and higher energy prices led corporate earnings to decelerate and stock prices to decline.

The technology sector suffered the largest losses during 2000. As the year began, enthusiasm over technology gains in 1999 led many investors to ignore extremely high valuations. As the year progressed, however, the rising cost of capital slowed earnings growth across the technology and telecommunications sectors and created severe valuation contractions in many stocks. While technology remains a major growth engine of the U.S. economy, the year 2000 served as a sobering reminder that sector growth is bound to be cyclical and subject to corrective periods.

During the latter part of the year, equity-market focus turned from momentum investing toward a more fundamental, value-based style. As a result, the sectors of the market that displayed the best relative earnings growth within the slowing economy -- health care, consumer staples, and energy and utilities -- provided the strongest returns. Financials also performed well, as investors anticipated lower interest rates as the economy slowed.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2000, MainStay VP Growth Equity Portfolio returned -3.34%. The Portfolio outperformed the -9.23% return of average Lipper(1) Variable Products Growth Portfolio and the -9.10% return of the S&P 500(R) Index(2) for the same period. The Portfolio's performance benefited most from its timely shift from growth stocks towards value stocks during the annual period.

In our view, the last two years have clearly illustrated why investors may want to include a core or blended component in their asset allocation. The years 1999 and 2000 produced a great disparity in returns between growth and value equity investing.

STRATEGIC STYLE ALLOCATION AND STOCK SELECTION
The Portfolio entered 2000 with a bias toward stocks with strong revenue growth. As the focus of the market moved from momentum to a more disciplined focus on company fundamentals and stock valuations, we moved the portfolio to a more equal balance between growth and value stocks. We maintained a relatively equal weighting between growth and value stocks through the end of the year.

Specifically, we moved from an overweighted position in the technology sector to an underweighted position, as we witnessed a deceleration in revenues and earnings growth. First, we reduced the Portfolio's exposure to some of its largest technology holdings, such as Cisco Systems, Corning, EMC, and Sun Microsystems. While we continue to hold these stocks, lowering the Portfolio's positions at higher prices earlier in 2000 favorably impacted performance. We also reduced the Portfolio's exposure to semiconductor companies by completely selling the Portfolio's holdings in Applied Materials, Novellus Systems and National Semiconductor.

We increased exposure to more noncyclical areas of the market, such as health care and consumer staples, to take advantage of their superior relative earnings in a slowing economy. Throughout the year, we also added to the Portfolio's financial stocks as the economy began to slow, opening the possibility of more accommodating interest rate policies. We reduced the Portfolio's financial holdings at year-end 2000, however, as credit-quality issues became more of a concern. The Portfolio was overweighted in utilities through most of the year. Utilities were among the best-performing sectors in 2000, as stocks generally benefited from the growing need for electricity and the shortage of generation capacity. The resulting supply/demand imbalance contributed to higher energy prices during the year.

The Portfolio's best-performing holding was Coastal (+149%), an energy holding company in the process of being acquired by El Paso Energy. The stock benefited from the run-up in natural gas prices. Enron (+87%) and Duke Energy (+70%), both companies with electric generation and distribution businesses, benefited from the deregulation of the electricity industry. Sysco (+52%), the country's largest food distributor, was also a strong performer for the Portfolio in 2000, as the company surpassed anticipated earnings throughout the year. Another strong performer for the Portfolio was Avon Products (+47%), the well-known personal products company. Avon's new management team was able to reinvigorate its brand and exceed earnings expectations in 2000.

Two of the Portfolio's best-performing new purchases were Walgreen's (+47%) and CVS (+50%), the country's two largest independent drugstore chains. These stocks performed strongly based on their ability to grow earnings in excess of the market, while gaining market share and benefiting from the needs of an aging population. Sungard Data Systems (+40%), another new purchase that performed well, is a computer services company. Its stock price appreciated as its business rebounded from a difficult 1999.

Loral Space and Communications (-63%) and Sprint (FON Group) (-52%) were among the worst-performing stocks in the Portfolio. Both of these companies were hurt by problems in the telecommunications industry. Loral's poor performance was due primarily to its inability to meet expected subscriber numbers in its Globalstar division. Sprint disappointed due to the break-up of its merger with WorldCom and pricing pressures in its long-distance business. While the Portfolio did take some losses from these stocks, the sales were beneficial since both stocks continued to decline through the end of 2000.

LOOKING AHEAD
We are optimistic about the U.S. equity markets for 2001. Following its surprise intermeeting move on January 3, 2001, to lower interest rates by 50 basis points, we believe the Federal Reserve will continue to ease monetary policy through mid-year. Corporate earnings will probably trend lower in the first half of 2001, but reduced interest rates should have a larger and more positive impact on the direction of the stock market.

In this environment, we intend to balance the Portfolio rather evenly between growth and value stocks for the near term. Our strategy is to focus on sectors and stocks with the best relative earnings outlook and valuations consistent with strong appreciation potential. No matter how the markets may move, the Portfolio will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
Madison Square Advisors LLC

                            $10,000 INVESTED IN THE
                      MAINSTAY VP GROWTH EQUITY PORTFOLIO
                          ON 1/23/84 VS S&P 500(R) AND
                          THE CONSUMER PRICE INDEX(3)
[LINE CHART]

                                                 GROWTH EQUITY PORTFOLIO           S&P 500(R)             CONSUMER PRICE INDEX
                                                 -----------------------           ----------             --------------------
1/23/84                                                    10000                       10000                       10000
1984                                                        9824                       10755                       10365
1985                                                     12162.1                     14199.8                     10758.9
1986                                                     12648.6                     16833.9                     10877.2
1987                                                     13035.6                     17712.6                     11359.1
1988                                                     14791.5                     20691.9                     11861.1
1989                                                     18632.9                       27216                     12421.7
1990                                                     17535.4                     26350.6                     13171.1
1991                                                     23472.9                     34405.9                     13574.1
1992                                                     26423.5                     37051.8                     13967.8
1993                                                     30046.1                     40753.2                     14351.9
1994                                                     30406.7                     41278.9                     14735.1
1995                                                     39273.3                     56791.5                     15065.2
1996                                                     48895.2                     69829.6                     15563.8
1997                                                       61975                       93111                       15828
1998                                                       78454                      119723                       16083
1999                                                      101959                      144912                       16514
2000                                                       98553                      131725                       17072

    One Year: -3.34%     Five Years: 20.20%     Ten Years: 18.85%     Since
                          Inception: 14.45% (1/23/84)

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate account insurance companies. Its rankings are based on the total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500(R) is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of income and capital gains distributions. An investment cannot be made directly into an index.
(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deductions of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

                                    GLOSSARY

AGENCY SECURITIES: Bonds issued by government-sponsored agencies and federally related institutions.

ALLOCATION: An investment technique that diversifies a portfolio among different types of assets such as stocks, bonds, cash equivalents, precious metals, real estate and collectibles.

ANTITRUST LAW: Any law that encourages competition by limiting unfair business practices and curbing monopolies' power.

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

BASIS POINT: One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

BLUE CHIP: Stocks of companies known for their long-established record of earning profits and paying dividends. Blue chips tend to be large, stable and well known.

CAPITAL INTENSIVE: Requiring large investments in capital assets to provide an acceptable return on investment.

COLLATERALIZED SECURITIES: Securities that require some kind of collateral, i.e. cash or assets.

COMMON STOCKS: Equity securities representing shares of ownership in a company and usually carrying voting rights and earning dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES: Preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

CORRECTION: A downward movement in the price of an individual stock, bond, commodity, index or the stock market as a whole.

COUPON RATE: The stated interest rate on a bond when first issued. A $1,000 bond with a coupon of 6% will pay $60 a year until its maturity. However, the actual dividend yield from a bond on the secondary market can vary greatly from the coupon rate because the bond can sell above or below its face value.

CYCLICALS: A security or stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Examples are housing, steel, automobiles, and paper. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DEFENSIVE: Stocks with investment returns that do not tend to decline as much as the market in general in times when stock prices are falling. These include companies with earnings that tend to grow despite the business cycle, such as food and drug firms, or companies that pay relatively high dividends like utilities.

DISCIPLINED: An investment strategy that follows specific guidelines, procedures and rules in making decisions.

EURO: The Euro became the official unit of currency of the European Union on January 1, 1999. It is currently used in 11 of the member states and has a fixed conversion rate against their national currencies. It is currently used only for "paper transactions" and will not be in circulation until 2002.

FEDERAL FUNDS RATE: The interest rate that banks charge each other for the use of federal funds. This rate is used for overnight loans to banks that need more cash to meet bank reserve requirements. It changes daily and is the most sensitive indicator of general interest rate trends. The rate is not set directly by the Federal Reserve, but fluctuates in response to changes in supply and demand for funds.

FEDERAL RESERVE BOARD (THE FED): The seven-member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy and regulates the purchase of securities on margin.

FEDERAL RESERVE BANK: The central bank of the U.S. that sets monetary policy. The Federal Reserve oversees money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system. Also called the Fed.

FIXED-RATE INVESTMENTS: A security that pays a fixed rate of return. This usually refers to government, corporate or municipal bonds, which pay a fixed rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

FLOATING RATE SECURITY: Debt instrument with a variable interest rate. It provides protection against rising interest rates, but pay lower yields than fixed rate notes of the same maturity. Also known as a floater.

FUNDAMENTAL ANALYSIS: Fundamental analysis asserts that a stock's price is determined by the future course of its earnings and dividends. The fundamental analyst tries to determine what the intrinsic value of a stock's underlying business is by looking at its financial statements and its competitive position within its industry.

HIGH-COUPON:  A bond that pays a high interest rate.

IPO: Initial Public Offering. The first time a company issues stock to the public, also known as "going public". They are frequently offered by young, growing companies who need to seek outside equity capital in the public market. IPOs can offer the possibility of large gains, coupled with very high risk.

LARGE-CAP: A share of a large publicly traded corporation, typically with a total market capitalization of greater than $5 billion. (Also called large-cap stocks, large caps and blue chips.) Because of their size, large caps tend to grow more slowly than small cap stocks, but they also tend to be much more stable.

LIQUIDITY: Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

LOCAL CURRENCY TERMS: Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

LONG-TERM BOND: Treasury bonds with maturities of more than 10 years; corporate bonds with maturities more than 15 years. Long-term bonds pay higher yields but have greater inflation and credit risk.

MARKET CAPITALIZATION: The total market value of a company or stock. Market capitalization is calculated by multiplying the number of outstanding shares by their current market price. Investors generally divide the U.S. market into three basic market caps: large cap, mid cap and small cap.

MONEY MARKET: A type of mutual fund that invests in stable, short-term securities. Money-market funds are easily convertible into cash and usually maintain an unchanged value of $1 a share, but they are not insured by the federal government.

MORTGAGE-BACKED SECURITIES: Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

NEW ECONOMY: The recent growth in the economy which is sustained by technology and the internet.

OVERWEIGHT/UNDERWEIGHT: The proportion of a portfolio allocated to a specific security, market sector or country, i.e., a portfolio is said to be overweighed in a sector or country when that portion of the portfolio is greater than the sector's general relationship to the market as a whole, or is greater than the country's total equities relative to the international equity markets as a whole.

P/E RATIO: Price-to-earnings ratio. The price of a stock divided by its earnings per share.

POSITION:  An investor's stake in a particular security or market.

TIGHTEN/LOOSEN/EASE: When the Federal Reserve Board moves to raise interest rates, it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "loosening", "easing" or making borrowing more affordable.

TOTAL RETURN: The performance of an investment with all income and capital gains reinvested.

U.S. TREASURY DEBT: Debt incurred by the U.S. Treasury by way of selling U.S. Treasury bonds to the public.

VALUE-ORIENTED, VALUE INVESTING, VALUE APPROACH: A style of investing which looks for companies that have been overlooked or undervalued by the market, but with underlying sound fundamentals. Value investors typically buy stocks with high dividend yields, or ones that trade at a low price-to-earnings ratio (P/E) or low price-to-book ratio (P/B).

VOLATILITY: Fluctuations in the price of securities or markets, up or down, over a short period of time.

YANKEE BONDS: Dollar-denominated bonds sold in the U.S. by foreign companies or government entities.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time. It is expressed as a percentage of the cost of the security, generally obtained by dividing the current market price for a stock or bond into the annual dividend or interest payment. As the price of a stock or bond declines, its yield rises. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: This is a graph showing the yields for bonds of different maturities. When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000

SHORT-TERM INVESTMENTS (87.3%)+
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
ASSET-BACKED SECURITIES (1.0%)
BMW Vehicle Lease Trust Series
 2000-A Class A1
 6.67%, due 10/25/01 (c)..........  $2,312,254   $  2,312,254
Chevy Chase Auto Receivables Trust
 Series 2000-1 Class A1
 6.87%, due 7/12/01 (c)...........     752,601        752,601
                                                 ------------
                                                    3,064,855
                                                 ------------
BANK NOTES (2.0%)
First Union National Bank
 6.74%, due 5/4/01 (b)(c).........   4,000,000      4,001,034
 6.78%, due 6/4/01 (b)(c).........   2,000,000      2,000,784
                                                 ------------
                                                    6,001,818
                                                 ------------
CERTIFICATES OF DEPOSIT (6.2%)
British Telecommunications PLC
 6.77%, due 2/27/01 (b)(c)........   4,000,000      4,000,000
Commerzbank AG New York
 6.60%, due 4/26/01 (b)(c)........   4,000,000      3,999,629
 6.83%, due 9/5/01 (c)............   3,000,000      3,003,469
First Union National Bank
 7.35%, due 5/15/01 (c)...........   3,000,000      3,005,117
Ing Bank N.V.
 6.78%, due 2/8/01 (c)............   2,000,000      2,000,046
Westdeutsche Landesbank New York
 6.57%, due 3/23/01 (b)(c)........   3,000,000      2,999,667
                                                 ------------
                                                   19,007,928
                                                 ------------
COMMERCIAL PAPER (61.5%)
Abbey National North America
 6.54%, due 1/24/01...............   2,000,000      1,991,643
 6.60%, due 1/19/01...............   2,900,000      2,890,430
ABN-AMRO North America
 Finance Inc.
 6.40%, due 4/18/01...............   3,000,000      2,942,933
Allianz of America Inc.
 6.35%, due 3/16/01 (a)...........   2,000,000      1,973,894
American Express Credit Corp.
 6.52%, due 1/22/01...............   3,000,000      2,988,590
 6.54%, due 1/10/01...............   3,000,000      2,995,095
American General Corp.
 6.11%, due 4/5/01................   3,000,000      2,952,138
American General Finance Corp.
 6.51%, due 2/6/01................   3,000,000      2,980,470
ANZ (Delaware) Inc.
 6.59%, due 1/8/01................   3,000,000      2,996,156
Associates Corp. of North America
 6.50%, due 3/9/01................   3,000,000      2,963,708
 6.51%, due 2/15/01...............   3,000,000      2,975,588
 6.53%, due 2/9/01................   3,000,000      2,978,778
AT&T Corp.
 6.48%, due 2/23/01...............   3,000,000      2,971,380

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------

COMMERCIAL PAPER (Continued)
Atlantis One Funding Corp.
 6.43%, due 4/30/01 (a)...........  $3,000,000   $  2,936,236
 6.53%, due 1/16/01-1/24/01 (a)...   4,800,000      4,782,587
BCI Funding Corp.
 6.35%, due 3/8/01................   3,000,000      2,965,075
Cregem North America Inc.
 6.45%, due 2/26/01...............   3,000,000      2,969,900
 6.54%, due 1/11/01...............   2,500,000      2,495,458
Deutsche Bank Financial Inc.
 6.11%, due 8/30/01...............   2,500,000      2,397,742
 6.35%, due 3/5/01................   3,000,000      2,966,663
Dresdner U.S. Finance Inc.
 6.48%, due 2/12/01...............   3,000,000      2,977,320
Ford Motor Credit Co.
 6.51%, due 1/30/01...............   3,000,000      2,984,268
 6.59%, due 1/3/01................   3,000,000      2,998,902
Franklin Resources Inc.
 6.55%, due 1/17/01 (a)...........   3,000,000      2,991,267
 6.56%, due 1/31/01 (a)...........   3,000,000      2,983,600
General Electric Capital Corp.
 6.46%, due 3/12/01...............   3,000,000      2,962,317
 6.50%, due 2/28/01...............   3,000,000      2,968,583
 6.75%, due 1/2/01 (b)(c).........   2,000,000      1,999,997
Goldman Sachs Group Inc. (The)
 6.24%, due 5/15/01...............   2,000,000      1,953,547
 6.42%, due 4/11/01...............   3,000,000      2,946,500
 6.45%, due 3/8/01................   3,000,000      2,964,525
Halifax PLC
 6.44%, due 3/14/01...............   3,000,000      2,961,360
 6.46%, due 3/1/01................   3,000,000      2,968,238
IBM Credit Corp.
 6.54%, due 1/5/01................   4,000,000      3,997,093
Internationale Nederlanden (U.S.)
 Funding Corp.
 6.47%, due 3/7/01................   3,000,000      2,964,954
KFW International Finance Inc.
 6.32%, due 2/20/01...............   3,000,000      2,973,667
 6.55%, due 1/4/01................   3,100,000      3,098,308
Lloyds TSB Bank PLC
 6.42%, due 3/19/01...............   3,000,000      2,958,805
Merrill Lynch & Co. Inc.
 6.50%, due 2/28/01...............   2,000,000      1,979,056
National Rural Utilities
 Cooperative Finance Corp.
 6.20%, due 7/20/01...............   2,000,000      1,931,111
 6.36%, due 5/8/01................   3,400,000      3,323,715
 6.44%, due 3/9/01................   4,000,000      3,952,058
Nationwide Building Society
 6.45%, due 4/4/01................   3,000,000      2,950,013
 6.52%, due 1/18/01...............   3,000,000      2,990,763
Petrobras International Finance
 Co.
 6.59%, due 1/19/01...............   3,000,000      2,990,115

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Prudential Funding LLC
 6.40%, due 1/26/01...............  $3,000,000   $  2,986,667
Quebec (Province of)
 6.41%, due 3/22/01...............   3,000,000      2,957,267
 6.51%, due 1/12/01...............   3,000,000      2,994,032
Receivables Capital Corp.
 6.36%, due 3/15/01 (a)...........   3,000,000      2,961,310
 6.60%, due 1/25/01 (a)...........   2,000,000      1,991,200
Sanpaolo IMI U.S. Financial Co.
 6.22%, due 4/9/01................   3,000,000      2,949,203
Santander Central Hispano Finance
 (Delaware) Inc.
 6.42%, due 5/15/01...............   3,000,000      2,928,310
SBC Communications Inc.
 6.50%, due 1/16/01 (a)...........   3,000,000      2,991,875
 6.51%, due 1/29/01 (a)...........   3,000,000      2,984,810
Societe Generale North America
 Inc.
 6.52%, due 2/5/01................   3,000,000      2,980,983
Svenska Handelsbanken AB
 6.41%, due 2/14/01...............   3,225,000      3,199,734
 6.46%, due 3/12/01-3/15/01.......   6,000,000      5,923,019
UBS Finance Delaware LLC
 6.34%, due 4/4/01................   2,000,000      1,967,140
 6.36%, due 4/4/01................   1,500,000      1,475,432
 6.58%, due 1/16/01...............   2,200,000      2,193,968
Unifunding Inc.
 6.52%, due 1/12/01...............   3,000,000      2,994,023
 6.53%, due 2/2/01................   3,000,000      2,982,587
Verizon Global Funding Inc.
 6.48%, due 2/1/01................   3,000,000      2,983,260
 6.50%, due 2/23/01...............   3,000,000      2,971,292
 6.55%, due 1/30/01...............   2,000,000      1,989,447
                                                 ------------
                                                  188,290,105
                                                 ------------
FEDERAL AGENCY (0.9%)
Federal National Mortgage
 Association
 (Discount Note)
 5.83%, due 6/21/01...............   2,700,000      2,625,230
                                                 ------------
MEDIUM-TERM NOTES (14.9%)
Abbey National Treasury Services
 6.61%, due 6/15/01 (b)(c)........   3,000,000      2,999,071

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
MEDIUM-TERM NOTES (Continued)
Australia & New Zealand Bank
 6.71%, due 11/2/01 (b)(c)........  $3,000,000   $  2,999,749
Bank of America NA
 6.76%, due 7/27/01 (b)(c)........   3,000,000      3,000,429
 6.96%, due 2/9/01 (b)(c).........   3,000,000      3,000,730
Chase Manhattan Corp.
 6.89%, due 1/3/02 (b)(c).........   6,000,000      6,006,655
Donaldson, Lufkin & Jenrette Inc.
 7.05%, due 1/9/02 (b)(c).........   3,500,000      3,509,574
Goldman Sachs Group Inc. (The)
 6.68%, due 6/14/01 (b)(c)........   2,000,000      2,001,181
Merrill Lynch & Co. Inc.
 6.77%, due 9/14/01 (b)(c)........   2,000,000      2,000,408
 6.82%, due 5/21/01 (b)(c)........   2,000,000      2,000,842
 6.86%, due 5/8/01 (b)(c).........   3,000,000      3,001,282
Morgan Stanley Dean Witter & Co.
 6.67%, due 3/13/01 (b)(c)........   3,000,000      3,000,792
 6.88%, due 4/16/01 (b)(c)........   3,000,000      3,000,532
Prudential Funding LLC
 7.00%, due 10/18/01 (a)(b)(c)....   3,000,000      3,006,027
Wells Fargo & Co.
 6.49%, due 7/16/01 (b)(c)........   3,000,000      2,999,670
 6.78%, due 9/15/01 (b)(c)........   3,000,000      3,005,038
                                                 ------------
                                                   45,531,980
                                                 ------------
                                        SHARES
                                    ---------
INVESTMENT COMPANY (0.8%)
Merrill Lynch Premier
 Institutional Fund...............   2,522,036      2,522,036
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $267,043,952)
 (d)..............................        87.3%   267,043,952
Cash and Other Assets, Less
 Liabilities......................        12.7     38,871,242
                                     ---------   ------------
Net Assets........................       100.0%  $305,915,194
                                     =========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 2000.
(c) Interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2000

The table below sets forth the diversification of Cash
Management Portfolio investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT+
                              ------------------------
Auto Finance................  $  5,983,169        1.9%
Auto Leases.................     3,064,855        1.0
Banks #.....................   103,090,777       33.7
Computers & Office
  Equipment.................     3,997,093        1.3
Diversified Financial
  Services..................    26,055,855        8.5
Federal Agency..............     2,625,230        0.9
Finance.....................    10,938,050        3.6
Government--Foreign.........     5,951,299        1.9
Insurance...................     5,992,693        2.0
Insurance--Life & Health....     2,952,138        1.0
Investment Adviser..........     5,974,867        1.9
Investment Bank/Brokerage...    28,358,239        9.3
Investment Company..........     2,522,036        0.8
Special Purpose Finance.....    38,645,587       12.6
Telecommunication
  Services..................    17,920,684        5.9
Telecommunications--Long
  Distance..................     2,971,380        1.0
                               -----------    --------
                               267,043,952       87.3
Cash and Other Assets,
  Less Liabilities..........    38,871,242       12.7
                               -----------    --------
Net Assets..................  $305,915,194      100.0%
                               ===========    ========

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' accept-ances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000

ASSETS:
Investment in securities, at value
  (amortized cost $267,043,952)..........   $267,043,952
Cash.....................................         76,574
Receivables:
  Fund shares sold.......................     38,146,868
  Interest...............................        817,496
                                            ------------
        Total assets.....................    306,084,890
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         59,577
  Administrator..........................         47,662
  Custodian..............................         16,019
  Fund shares redeemed...................            125
  Directors..............................            113
Accrued expenses.........................         46,200
                                            ------------
        Total liabilities................        169,696
                                            ------------
Net assets applicable to outstanding
  shares.................................   $305,915,194
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 700 million shares authorized...   $  3,059,168
Additional paid-in capital...............    302,855,085
Accumulated undistributed net realized
  gain on investments....................            941
                                            ------------
Net assets applicable to outstanding
  shares.................................   $305,915,194
                                            ============
Shares of capital stock outstanding......    305,916,768
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Interest...............................   $ 20,124,442
                                            ------------
Expenses:
  Advisory...............................        787,159
  Administration.........................        629,727
  Shareholder communication..............        127,451
  Professional...........................         48,220
  Custodian..............................         35,886
  Directors..............................         10,713
  Miscellaneous..........................         13,481
                                            ------------
        Total expenses...................      1,652,637
                                            ------------
Net investment income....................     18,471,805
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........            971
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 18,472,776
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000
and December 31, 1999

                                                                   2000             1999
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    18,471,805   $  15,498,879
  Net realized gain (loss) on investments...................              971             (30)
                                                              ---------------   -------------
  Net increase in net assets resulting from operations......       18,472,776      15,498,849
                                                              ---------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................      (18,471,805)    (15,498,879)
  From net realized gain on investments.....................               --            (141)
                                                              ---------------   -------------
    Total dividends and distributions to shareholders.......      (18,471,805)    (15,499,020)
                                                              ---------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................    1,228,625,528     977,607,004
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............       18,470,839      16,403,044
                                                              ---------------   -------------
                                                                1,247,096,367     994,010,048
  Cost of shares redeemed...................................   (1,395,652,374)   (771,091,687)
                                                              ---------------   -------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................     (148,556,007)    222,918,361
                                                              ---------------   -------------
Net increase (decrease) in net assets.......................     (148,555,036)    222,918,190
NET ASSETS:
Beginning of year...........................................      454,470,230     231,552,040
                                                              ---------------   -------------
End of year.................................................  $   305,915,194   $ 454,470,230
                                                              ===============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                      YEAR ENDED DECEMBER 31
                                                 2000            1999               1998                1997           1996
                                             ----------------------------------------------------------------------------------
Net asset value at beginning of year.......  $       1.00    $       1.00       $       1.00        $       1.00   $       1.00
                                             ------------    ------------       ------------        ------------   ------------
Net investment income......................          0.06            0.05               0.05                0.05           0.05
                                             ------------    ------------       ------------        ------------   ------------
Less dividends and distributions:
  From net investment income...............         (0.06)          (0.05)             (0.05)              (0.05)         (0.05)
  From net realized gain on investments....            --           (0.00)(a)          (0.00)(a)              --             --
                                             ------------    ------------       ------------        ------------   ------------
Total dividends and distributions..........         (0.06)          (0.05)             (0.05)              (0.05)         (0.05)
                                             ------------    ------------       ------------        ------------   ------------
Net asset value at end of year.............  $       1.00    $       1.00       $       1.00        $       1.00   $       1.00
                                             ============    ============       ============        ============   ============
Total investment return....................          6.06%           4.84%              5.18%               5.25%          4.95%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income....................          5.87%           4.79%              5.05%               5.13%          4.92%
  Net expenses.............................          0.52%           0.51%              0.54%               0.54%          0.62%
  Expenses (before reimbursement)..........          0.52%           0.51%              0.54%               0.54%          0.64%
Net assets at end of year (in 000's).......  $    305,915    $    454,470       $    231,552        $    140,782   $    118,347

------------
(a) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000

LONG-TERM BONDS (95.3%)+
CORPORATE BONDS (51.7%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AUTO LEASES (2.0%)
Ford Motor Credit Co.
 7.60%, due 8/1/05...............  $ 5,000,000   $  5,131,250
                                                 ------------
AUTOMOBILES (1.9%)
DaimlerChrysler North America
 Holding Corp.
 7.20%, due 9/1/09...............    5,000,000      4,818,750
                                                 ------------
BANKS--MAJOR REGIONAL (3.7%)
Fleet National Bank
 5.75%, due 1/15/09..............    5,000,000      4,631,250
Popular Inc.
 6.20%, due 4/30/01 (a)..........    5,000,000      4,993,750
                                                 ------------
                                                    9,625,000
                                                 ------------
BANKS--MONEY CENTER (3.6%)
Bank of America Corp.
 7.75%, due 7/15/02..............    4,000,000      4,080,000
 7.80%, due 2/15/10..............    5,000,000      5,206,250
                                                 ------------
                                                    9,286,250
                                                 ------------
BEVERAGE--SOFT DRINKS (2.7%)
Pepsi Bottling Group, Inc.
 7.00%, due 3/1/29...............    7,000,000      6,947,500
                                                 ------------
CABLE TV (1.9%)
CSC Holdings Inc.
 7.25%, due 7/15/08..............    5,000,000      4,862,500
                                                 ------------
CHEMICALS (0.8%)
Rohm & Haas Co.
 6.95%, due 7/15/04..............    2,000,000      2,020,000
                                                 ------------
ELECTRIC POWER COMPANIES (3.3%)
Commonwealth Edison
 6.95%, due 7/15/18..............    5,000,000      4,675,000
Niagara Mohawk Power Corp.
 7.125%, due 7/1/01 (a)..........    3,780,489      3,789,940
                                                 ------------
                                                    8,464,940
                                                 ------------
FINANCIAL--MISCELLANEOUS (14.5%)
CIT Group Inc.
 7.125%, due 10/15/04............    2,000,000      2,002,500
Finova Capital Corp.
 7.25%, due 11/8/04..............    3,000,000      1,800,000
General Electric Capital Corp.
 7.25%, due 5/3/04...............    8,000,000      8,290,000
General Motors Acceptance Corp.
 5.625%, due 2/15/01 (a).........    6,000,000      5,992,500
Household Finance Corp.
 7.875%, due 3/1/07..............    7,000,000      7,288,750

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
FINANCIAL--MISCELLANEOUS (Continued)
John Deere Capital Corp.
 5.35%, due 10/23/01 (a).........  $ 5,000,000   $  4,962,500
Norwest Financial, Inc.
 6.85%, due 7/15/09..............    7,000,000      6,965,000
                                                 ------------
                                                   37,301,250
                                                 ------------
OIL--INTEGRATED DOMESTIC (2.5%)
Phillips Petroleum Co.
 8.50%, due 5/25/05..............    6,000,000      6,487,500
                                                 ------------
PAPER & FOREST PRODUCTS (1.5%)
Abitibi-Consolidated Inc.
 8.85%, due 8/1/30...............    4,000,000      3,820,000
                                                 ------------
RAILROADS (5.5%)
CSX Corp.
 7.05%, due 5/1/02...............    7,000,000      7,035,000
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    7,000,000      7,210,000
                                                 ------------
                                                   14,245,000
                                                 ------------
RETAIL STORES (2.0%)
Wal-Mart Stores
 6.875%, due 8/10/09.............    5,000,000      5,225,000
                                                 ------------
RETAIL STORES--FOOD (2.1%)
Kroger Co. (The)
 8.05%, due 2/1/10...............    5,000,000      5,375,000
                                                 ------------
TELECOMMUNICATIONS--LONG DISTANCE (2.5%)
British Telecommunications PLC
 8.625%, due 12/15/30............    4,000,000      4,005,000
Sprint Capital Corp.
 6.90%, due 5/1/19...............    3,000,000      2,482,500
                                                 ------------
                                                    6,487,500
                                                 ------------
TELEPHONE (1.2%)
Deutsche Telekom International
 Finance
 8.25%, due 6/15/30..............    3,000,000      2,962,200
                                                 ------------
Total Corporate Bonds
 (Cost $133,585,142).............                 133,059,640
                                                 ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (43.6%)
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (2.7%)
 5.91%, due 8/25/03..............    7,000,000      7,053,130
                                                 ------------


------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2000

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (MORTGAGE
PASS-THROUGH SECURITIES) (25.8%)
 5.125%, due 2/13/04.............  $12,000,000   $ 11,816,640
 6.00%, due 2/1/14-10/1/28.......   11,971,515     11,660,857
 6.50%, due 11/1/09-6/1/29.......   16,129,677     15,954,209
 7.00%, due 2/1/27-1/1/28........   13,699,356     13,712,096
 7.50%, due 7/1/28...............    3,906,634      3,960,350
 8.00%, due 5/1/25-12/1/29.......    9,142,763      9,354,144
                                                 ------------
                                                   66,458,296
                                                 ------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH
 SECURITY) (0.5%)
 9.00%, due 4/15/26..............    1,321,162      1,371,115
                                                 ------------
UNITED STATES TREASURY
 BONDS (5.1%)
 6.125%, due 8/15/29.............    7,500,000      8,167,950
 7.125%, due 2/15/23.............    4,000,000      4,765,640
                                                 ------------
                                                   12,933,590
                                                 ------------
UNITED STATES TREASURY
 NOTES (9.5%)
 5.75%, due 11/15/05-8/15/10.....   10,000,000     10,402,350
 6.50%, due 8/15/05-2/15/10......   13,000,000     14,039,280
                                                 ------------
                                                   24,441,630
                                                 ------------
Total U.S. Government & Federal
 Agencies
 (Cost $110,002,830).............                 112,257,761
                                                 ------------
Total Long-Term Bonds
 (Cost $243,587,972).............                 245,317,401
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
SHORT-TERM
INVESTMENTS (3.1%)
COMMERCIAL PAPER (3.1%)
Associates Corp. of North America
 6.01%, due on demand (b)........  $ 3,110,000   $  3,110,000
UBS Finance (De) L.L.C.
 6.50%, due 1/2/01...............    4,912,000      4,911,113
                                                 ------------
Total Short-Term Investments
 (Cost $8,021,113)...............                   8,021,113
                                                 ------------
Total Investments
 (Cost $251,609,085) (c).........         98.4%   253,338,514(d)
Cash and Other Assets,
 Less Liabilities................          1.6      4,234,044
                                   -----------   ------------
Net Assets.......................        100.0%  $257,572,558
                                   ===========   ============

------------
(a)  Long-term security maturing within the subsequent twelve month period.
(b)  Adjustable rate. Rate shown is the rate in effect at December 31, 2000.
(c)  The cost for federal income tax purposes is $251,613,123.
(d) At December 31, 2000 net unrealized appreciation was $1,725,391, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,983,468 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,258,077.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000

ASSETS:
Investment in securities, at value
  (identified cost $251,609,085).........   $253,338,514
Cash.....................................            485
Receivables:
  Interest...............................      4,372,397
  Fund shares sold.......................         41,950
                                            ------------
        Total assets.....................    257,753,346
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         53,900
  Administrator..........................         43,120
  Fund shares redeemed...................         33,972
  Shareholder communication..............         26,014
  Directors..............................             94
Accrued expenses.........................         23,688
                                            ------------
        Total liabilities................        180,788
                                            ------------
Net assets applicable to outstanding
  shares.................................   $257,572,558
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 200 million shares authorized...   $    204,532
Additional paid-in capital...............    264,187,831
Accumulated undistributed net investment
  income.................................         92,583
Accumulated net realized loss on
  investments............................     (8,641,817)
Net unrealized appreciation on
  investments............................      1,729,429
                                            ------------
Net assets applicable to outstanding
  shares.................................   $257,572,558
                                            ============
Shares of capital stock outstanding......     20,453,235
                                            ============
Net asset value per share outstanding....   $      12.59
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Interest...............................   $ 17,640,446
                                            ------------
Expenses:
  Advisory...............................        641,579
  Administration.........................        513,263
  Shareholder communication..............         67,136
  Professional...........................         47,995
  Directors..............................          8,419
  Portfolio pricing......................          7,558
  Miscellaneous..........................         16,177
                                            ------------
        Total expenses...................      1,302,127
                                            ------------
Net investment income....................     16,338,319
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments.........     (5,130,567)
Net change in unrealized depreciation on
  investments............................     12,579,168
                                            ------------
Net realized and unrealized gain on
  investments............................      7,448,601
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 23,786,920
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000
and December 31, 1999

                                                                  2000           1999
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 16,338,319   $ 17,141,455
  Net realized loss on investments..........................    (5,130,567)    (3,386,687)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    12,579,168    (18,241,917)
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    23,786,920     (4,487,149)
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................   (16,305,703)   (17,287,214)
  From net realized gain on investments.....................            --        (25,226)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......   (16,305,703)   (17,312,440)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    14,477,281     59,285,805
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............    16,305,703     17,312,440
                                                              ------------   ------------
                                                                30,782,984     76,598,245
  Cost of shares redeemed...................................   (68,052,765)   (44,829,765)
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................   (37,269,781)    31,768,480
                                                              ------------   ------------
Net increase (decrease) in net assets.......................   (29,788,564)     9,968,891
NET ASSETS:
Beginning of year...........................................   287,361,122    277,392,231
                                                              ------------   ------------
End of year.................................................  $257,572,558   $287,361,122
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $     92,583   $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                      YEAR ENDED DECEMBER 31
                                                 2000            1999           1998           1997           1996
                                             -------------------------------------------------------------------------
Net asset value at beginning of year.......  $      12.24    $      13.23   $      13.14   $      12.83   $      13.42
                                             ------------    ------------   ------------   ------------   ------------
Net investment income......................          0.85            0.78           0.74           0.88           0.87
Net realized and unrealized gain (loss) on
  investments..............................          0.35           (0.99)          0.46           0.35          (0.59)
                                             ------------    ------------   ------------   ------------   ------------
Total from investment operations...........          1.20           (0.21)          1.20           1.23           0.28
                                             ------------    ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income...............        (0.85)           (0.78)         (0.74)         (0.88)         (0.87)
  From net realized gain on investments....            --           (0.00)(a)      (0.37)         (0.04)            --
                                             ------------    ------------   ------------   ------------   ------------
Total dividends and distributions..........        (0.85)           (0.78)         (1.11)         (0.92)         (0.87)
                                             ------------    ------------   ------------   ------------   ------------
Net asset value at end of year.............  $      12.59    $      12.24   $      13.23   $      13.14   $      12.83
                                             ============    ============   ============   ============   ============
Total investment return....................          9.82%          (1.53%)         9.12%          9.65%          2.05%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income....................          6.37%           5.86%          5.86%          6.42%          6.31%
  Expenses.................................          0.51%           0.50%          0.52%          0.50%          0.58%
Portfolio turnover rate....................            58%            161%           206%           187%           103%
Net assets at end of year (in 000's).......  $    257,573    $    287,361   $    277,392   $    228,949   $    226,375

------------
(a) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000

COMMON STOCKS (97.9%)+
                                    SHARES          VALUE
                                  ------------------------
AEROSPACE/DEFENSE (1.6%)
Lockheed Martin Corp. ..........      350,000   $   11,882,500
Northrop Grumman Corp. .........      119,000        9,877,000
                                                --------------
                                                    21,759,500
                                                --------------
AIRLINES (0.5%)
AMR Corp. (a)...................      167,000        6,544,312
                                                --------------
ALUMINUM (0.9%)
Alcoa Inc. .....................      350,000       11,725,000
                                                --------------
BANKS (1.7%)
Bank of New York Co., Inc.
 (The)..........................      238,600       13,167,737
Washington Mutual, Inc. ........      179,500        9,524,719
                                                --------------
                                                    22,692,456
                                                --------------
BEVERAGES--ALCOHOLIC (1.1%)
Anheuser-Busch Cos., Inc. ......      332,000       15,106,000
                                                --------------
BEVERAGES--SOFT DRINKS (1.1%)
Coca-Cola Co. (The).............      250,000       15,234,375
                                                --------------
BIOTECHNOLOGY (0.8%)
Genentech, Inc. (a).............      136,000       11,084,000
                                                --------------
BROADCAST/MEDIA (3.4%)
Cablevision Systems Corp. Class A (a) 186,400       15,832,350
Clear Channel Communications, Inc. (a) 94,543        4,579,427
Comcast Corp. Special Class
 A (a)..........................      292,500       12,211,875
News Corp Ltd., ADR (b).........      150,000        4,837,500
USA Networks, Inc. (a)..........      394,000        7,658,375
                                                --------------
                                                    45,119,527
                                                --------------
CHEMICALS (0.5%)
Dow Chemical Co. ...............      190,000        6,958,750
                                                --------------
COMMUNICATIONS--EQUIPMENT (10.5%)
ADC Telecommunications, Inc.
 (a)............................      695,000       12,596,875
Andrew Corp. (a)................      440,000        9,570,000
Cisco Systems, Inc. (a).........      349,000       13,349,250
Comverse Technology, Inc. (a)...      131,000       14,229,875
Corning Inc. ...................      172,800        9,126,000
General Motors Corp. Class H
 (a)............................      580,000       13,340,000
JDS Uniphase Corp. (a)..........      117,200        4,885,775
Nokia Corp. ADR (b).............      375,000       16,312,500
Nortel Networks Corp. ..........      380,000       12,183,750
QUALCOMM Inc. (a)...............      245,500       20,177,031
Tellabs, Inc. (a)...............      246,800       13,944,200
                                                --------------
                                                   139,715,256
                                                --------------

                                    SHARES          VALUE
                                  -------------------------
COMPUTER SOFTWARE & SERVICES (1.8%)
BEA Systems, Inc. (a)...........       90,000   $    6,058,125
Comdisco, Inc. .................      325,000        3,717,187
SunGard Data Systems Inc. (a)...      299,000       14,090,375
                                                --------------
                                                    23,865,687
                                                --------------
COMPUTER SYSTEMS (2.5%)
EMC Corp. (a)...................      160,000       10,640,000
International Business Machines
 Corp. .........................      144,000       12,240,000
Sun Microsystems, Inc. (a)......      351,000        9,784,125
                                                --------------
                                                    32,664,125
                                                --------------
CONGLOMERATES (0.5%)
Textron Inc. ...................      138,000        6,417,000
                                                --------------
COSMETICS/PERSONAL CARE (1.4%)
Avon Products, Inc. ............      377,000       18,048,875
                                                --------------
ELECTRIC POWER COMPANIES (1.0%)
Duke Energy Corp. ..............      150,000       12,787,500
                                                --------------
ELECTRICAL EQUIPMENT (3.3%)
Emerson Electric Co. ...........      175,000       13,792,188
General Electric Co. ...........      630,000       30,200,625
                                                --------------
                                                    43,992,813
                                                --------------
ELECTRONICS--COMPONENTS (1.6%)
Flextronics International Ltd.
 (a)............................      260,000        7,410,000
SPX Corp. (a)...................      122,700       13,274,606
                                                --------------
                                                    20,684,606
                                                --------------
ELECTRONICS--SEMICONDUCTORS (3.2%)
Advanced Micro Devices, Inc.
 (a)............................      400,000        5,525,000
Intel Corp. ....................      420,000       12,705,000
Motorola, Inc. .................      400,000        8,100,000
Texas Instruments Inc. .........      344,500       16,320,687
                                                --------------
                                                    42,650,687
                                                --------------
ENTERTAINMENT (0.9%)
Viacom Inc. Class B (a).........      260,400       12,173,700
                                                --------------
FINANCE (6.2%)
American Express Co. ...........      244,600       13,437,712
American General Corp. .........       89,000        7,253,500
Citigroup Inc. .................      393,984       20,117,808
Freddie Mac.....................      290,000       19,973,750
USA Education Inc. .............      321,000       21,828,000
                                                --------------
                                                    82,610,770
                                                --------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2000

COMMON STOCKS (CONTINUED)

                                    SHARES          VALUE
                                  -------------------------
FOOD (0.6%)
Archer-Daniels-Midland Co. .....      550,000   $    8,250,000
                                                --------------
FOOD & HEALTH CARE DISTRIBUTORS (1.6%)
SYSCO Corp. ....................      720,000       21,600,000
                                                --------------
HEALTH CARE--DRUGS (7.1%)
Lilly (Eli) & Co. ..............      131,200       12,209,800
Merck & Co., Inc. ..............      100,000        9,362,500
Pfizer Inc. ....................      594,937       27,367,102
Pharmacia Corp. ................      363,900       22,197,900
Schering-Plough Corp. ..........      311,500       17,677,625
Watson Pharmaceuticals, Inc.
 (a)............................      120,000        6,142,500
                                                --------------
                                                    94,957,427
                                                --------------
HEALTH CARE--MEDICAL PRODUCTS (4.2%)
Baxter International Inc. ......      180,000       15,896,250
Medtronic, Inc. ................      315,800       19,066,425
Stryker Corp. ..................      184,000        9,308,560
Varian Medical Systems, Inc.
 (a)............................      161,000       10,937,937
                                                --------------
                                                    55,209,172
                                                --------------
HEALTH CARE--MISCELLANEOUS (4.2%)
Amgen Inc. (a)..................      260,000       16,623,750
Bristol-Myers Squibb Co. .......      270,000       19,963,125
Johnson & Johnson...............      180,000       18,911,250
                                                --------------
                                                    55,498,125
                                                --------------
HOTEL/MOTEL (0.9%)
Starwood Hotels & Resorts
 Worldwide, Inc. ...............      325,000       11,456,250
                                                --------------
INDEPENDENT POWER PRODUCER (2.0%)
Calpine Corp. (a)...............      450,000       20,278,125
Southern Energy, Inc. (a).......      252,000        7,134,750
                                                --------------
                                                    27,412,875
                                                --------------
INSURANCE (5.5%)
ACE Ltd. .......................      433,824       18,410,406
American International Group,
 Inc. ..........................      219,425       21,627,077
Lincoln National Corp. .........      113,000        5,346,313
Radian Group Inc. ..............      124,000        9,307,750
St. Paul Cos., Inc. (The).......      351,000       19,063,687
                                                --------------
                                                    73,755,233
                                                --------------
INTERNET SOFTWARE & SERVICES (0.5%)
Genuity Inc. (a)................    1,363,800        6,904,238
                                                --------------
INVESTMENT BANK/BROKERAGE (0.6%)
Merrill Lynch & Co., Inc. ......      124,500        8,489,344
                                                --------------

                                    SHARES          VALUE
                                  -------------------------
MANUFACTURING (1.8%)
Illinois Tool Works Inc. .......      108,000   $    6,432,750
Tyco International Ltd. ........      325,000       18,037,500
                                                --------------
                                                    24,470,250
                                                --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (3.5%)
Coastal Corp. (The).............      228,000       20,135,250
Enron Corp. ....................      190,000       15,793,750
Williams Cos., Inc. (The).......      275,000       10,982,813
                                                --------------
                                                    46,911,813
                                                --------------
OIL & GAS SERVICES (2.3%)
Anadarko Petroleum Corp. .......      213,000       15,140,040
Schlumberger Ltd. ..............      185,000       14,788,438
                                                --------------
                                                    29,928,478
                                                --------------
OIL--INTEGRATED DOMESTIC (1.1%)
Tosco Corp. ....................      450,000       15,271,875
                                                --------------
OIL--INTEGRATED INTERNATIONAL (2.3%)
Chevron Corp. ..................      170,000       14,354,375
Exxon Mobil Corp. ..............      184,821       16,067,876
                                                --------------
                                                    30,422,251
                                                --------------
REAL ESTATE INVESTMENT/MANAGEMENT (1.3%)
First Industrial Realty Trust,
 Inc. ..........................      350,000       11,900,000
Liberty Property Trust..........      166,500        4,755,656
                                                --------------
                                                    16,655,656
                                                --------------
RETAIL (7.0%)
Costco Wholesale Corp. (a)......      370,000       14,776,875
CVS Corp. ......................      354,000       21,217,875
Kroger Co. (The) (a)............      600,000       16,237,500
Limited, Inc. ..................      600,000       10,237,500
Walgreen Co. ...................      356,000       14,885,250
Wal-Mart Stores, Inc. ..........      300,000       15,937,500
                                                --------------
                                                    93,292,500
                                                --------------
SPECIALIZED SERVICES (2.0%)
Convergys Corp. (a).............      277,500       12,574,219
Fiserv, Inc. (a)................      300,000       14,231,250
                                                --------------
                                                    26,805,469
                                                --------------
TELECOMMUNICATIONS (0.9%)
Allegiance Telecom, Inc. (a)....      300,000        6,679,680
CIENA Corp. (a).................       60,000        4,882,500
                                                --------------
                                                    11,562,180
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)

                                    SHARES          VALUE
                                  -------------------------
TELEPHONE (3.1%)
BellSouth Corp. ................      340,000   $   13,918,750
Qwest Communications
 International Inc. (a).........      300,000       12,300,000
SBC Communications Inc. ........      315,000       15,041,250
                                                --------------
                                                    41,260,000
                                                --------------
TOYS (0.9%)
Mattel, Inc. ...................      790,000       11,407,600
                                                --------------
Total Common Stocks
 (Cost $1,019,770,377)..........                 1,303,355,675
                                                --------------
SHORT-TERM
INVESTMENTS (2.1%)
                                   PRINCIPAL
                                    AMOUNT
                                  -----------
COMMERCIAL PAPER (2.1%)
Associates Corp. of North
 America 6.20%, due on demand
 (c)............................  $ 2,517,000        2,517,000
Quebec (Province of)
 6.46%, due 1/12/01.............    5,000,000        4,989,999
SBC Communications Inc. 6.50%,
 due 1/24/01....................    7,040,000        7,010,616
UBS Finance Delaware LLC 6.50%,
 due 1/2/01.....................   13,950,000       13,947,480
                                                --------------
Total Short-Term Investments
 (Cost $28,465,095).............                    28,465,095
                                                --------------
Total Investments
 (Cost $1,048,235,472) (d)......        100.0%   1,331,820,770(e)
Liabilities in Excess of
 Cash and Other Assets..........         (0.0)(f)     (187,222)
                                  -----------   --------------
Net Assets......................        100.0%  $1,331,633,548
                                  ===========   ==============

------------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Adjustable rate. Rate shown is the rate in effect at December 31, 2000.
(d)  The cost for federal income tax purposes is $1,047,962,007.
(e) At December 31, 2000 net unrealized appreciation was $283,858,763, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $329,396,215 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $45,537,452.
(f)  Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000

ASSETS:
Investment in securities, at value
  (identified cost $1,048,235,472).....   $1,331,820,770
Receivables:
  Dividends and interest...............        1,168,852
  Fund shares sold.....................          151,502
                                          --------------
        Total assets...................    1,333,141,124
                                          --------------
LIABILITIES:
Payables:
  Fund shares redeemed.................          817,568
  Adviser..............................          275,580
  Administrator........................          220,464
  Shareholder communication............          142,341
  Custodian............................           10,826
  Directors............................              519
Accrued expenses.......................           40,278
                                          --------------
        Total liabilities..............        1,507,576
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,331,633,548
                                          ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized...........................   $      548,530
Additional paid-in capital.............    1,047,226,255
Accumulated undistributed net realized
  gain on investments..................          273,465
Net unrealized appreciation on
  investments..........................      283,585,298
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,331,633,548
                                          ==============
Shares of capital stock outstanding....       54,852,995
                                          ==============
Net asset value per share
  outstanding..........................   $        24.28
                                          ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends (a)........................   $   11,036,768
  Interest.............................        3,283,136
                                          --------------
        Total income...................       14,319,904
                                          --------------
Expenses:
  Advisory.............................        3,414,146
  Administration.......................        2,731,317
  Shareholder communication............          420,063
  Professional.........................          103,839
  Directors............................           44,786
  Miscellaneous........................           55,377
                                          --------------
        Total expenses.................        6,769,528
                                          --------------
Net investment income..................        7,550,376
                                          --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments.......      121,216,298
Net change in unrealized appreciation
  on investments.......................     (175,205,177)
                                          --------------
Net realized and unrealized loss on
  investments..........................      (53,988,879)
                                          --------------
Net decrease in net assets resulting
  from operations......................   $  (46,438,503)
                                          ==============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $50,846.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000
and December 31, 1999

                                                                   2000             1999
                                                              -------------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    7,550,376   $    6,930,558
  Net realized gain on investments..........................     121,216,298      116,289,799
  Net change in unrealized appreciation on investments......    (175,205,177)     175,477,844
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (46,438,503)     298,698,201
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income................................      (7,585,635)      (6,931,381)
  From net realized gain on investments.....................    (121,216,298)    (116,319,036)
                                                              --------------   --------------
    Total dividends and distributions to shareholders.......    (128,801,933)    (123,250,417)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................     248,878,582      163,123,595
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............     128,801,933      123,250,417
                                                              --------------   --------------
                                                                 377,680,515      286,374,012
  Cost of shares redeemed...................................    (183,712,009)    (145,652,758)
                                                              --------------   --------------
  Increase in net assets derived from capital share
    transactions............................................     193,968,506      140,721,254
                                                              --------------   --------------
Net increase in net assets..................................      18,728,070      316,169,038
NET ASSETS:
Beginning of year...........................................   1,312,905,478      996,736,440
                                                              --------------   --------------
End of year.................................................  $1,331,633,548   $1,312,905,478
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                      YEAR ENDED DECEMBER 31
                                                 2000            1999           1998           1997           1996
                                             -------------------------------------------------------------------------
Net asset value at beginning of year.......  $      27.78    $      23.62   $      20.31   $      18.63   $      17.22
                                             ------------    ------------   ------------   ------------   ------------
Net investment income......................          0.15            0.16           0.19           0.16           0.18
Net realized and unrealized gain (loss) on
  investments..............................         (1.06)           6.89           5.21           4.74           4.06
                                             ------------    ------------   ------------   ------------   ------------
Total from investment operations...........         (0.91)           7.05           5.40           4.90           4.24
                                             ------------    ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income...............         (0.15)          (0.16)         (0.19)         (0.16)         (0.18)
  From net realized gain on investments....         (2.44)          (2.73)         (1.90)         (3.06)         (2.65)
                                             ------------    ------------   ------------   ------------   ------------
Total dividends and distributions..........         (2.59)          (2.89)         (2.09)         (3.22)         (2.83)
                                             ------------    ------------   ------------   ------------   ------------
Net asset value at end of year.............  $      24.28    $      27.78   $      23.62   $      20.31   $      18.63
                                             ============    ============   ============   ============   ============
Total investment return....................         (3.34%)         29.96%         26.59%         26.75%         24.50%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income....................          0.55%           0.63%          0.84%          0.80%          0.98%
  Expenses.................................          0.50%           0.49%          0.51%          0.50%          0.58%
Portfolio turnover rate....................            77%             71%            69%           103%           104%
Net assets at end of year (in 000's).......  $  1,331,634    $  1,312,905   $    996,736   $    759,054   $    564,685

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------


MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company. Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

The investment objectives for each of the Portfolios of the Fund are as follows:

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital, with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------


The following is a summary of significant accounting policies followed by the
Fund:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio. Each Portfolio's net asset value will fluctuate, and although the Cash Management Portfolio seeks to preserve the value of your investment of $1.00 per share, an investor could lose money by investing in any Portfolio. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the National Association of Securities Dealers NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected

                                                   MAINSTAY VP SERIES FUND, INC.

by the Adviser (see Note 3) if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

                                      (C)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for any Portfolio except Cash Management Portfolio which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (D)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans would be secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios would receive compensation for lending their securities in the form of fees or they would retain a portion of interest on the investment of any cash received as collateral. The Portfolios would also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan would be for the account of the Portfolios.

Cash collateral received by the Portfolios would be invested in investment grade commercial paper, or other securities in accordance with the Portfolios' Securities Lending Procedures. Such investments would be included as an asset, and the obligation to return the cash collateral would be recorded as a liability in the Statement of Assets and Liabilities. While the Portfolios would invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Portfolios would bear the risk that liability for the collateral may exceed the value of the investment.

Net income earned for securities lending transactions amounted to $127,954 net of broker fees and rebates, for the Growth Equity Portfolio, for the year ended December 31, 2000, which is included as interest income on the Statement of Operations.

                                      (E)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (F)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) on investments and paid-in capital arising from permanent differences; net assets are not affected.

                                                                                ACCUMULATED
                                                               ACCUMULATED      UNDISTRIBUTED
                                                               UNDISTRIBUTED    NET REALIZED     ADDITIONAL
                                                               NET INVESTMENT   GAIN (LOSS)      PAID-IN
                                                               INCOME (LOSS)    ON INVESTMENTS   CAPITAL
                                                               --------------   --------------   ----------
Bond Portfolio..............................................      $59,967          $(59,967)     $       0
Growth Equity Portfolio.....................................       35,259            78,508       (113,767)

The reclassifications for the Portfolios are primarily due to distribution reclassifications, investments in real estate investment trusts and paydown gain
(loss).

                                      (G)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)


INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay Shields LLC ("MacKay Shields") acts as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. MacKay Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life. As of May 1, 1999, Madison Square Advisors LLC ("Madison Square Advisors") acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory Agreement. Madison Square Advisors is a registered investment adviser and an indirect subsidiary of New York Life. Prior to May 1, 1999, New York Life acted as investment adviser to Bond and Growth Equity Portfolios and was replaced by Madison Square Advisors under a Substitution Agreement. The substitution had no effect on investment personnel, investment strategies or fees of the Portfolios.

                                                   MAINSTAY VP SERIES FUND, INC.

NYLIAC is Administrator for the Fund.

The Fund, on behalf of each Portfolio, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Cash Management Portfolio...................................    0.25%        0.20%
Bond Portfolio..............................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate under the control of New York Life, was substituted in place of Madison Square Advisors as Bond and Growth Equity Portfolios' investment adviser and in place of Monitor as Indexed Equity Portfolio's investment adviser. Under the Substitution Agreement between NYLIM and the Portfolios, NYLIM has assumed all of the interests, rights and responsibilities of Madison Square Advisors and Monitor under the Advisory Agreements to which it is a party. The terms and conditions of these agreements, including fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Portfolios and the investment process used by NYLIM is identical to that which was used by Madison Square Advisors and Monitor.

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay Shields, Madison Square Advisors or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Fund allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (C)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life are charged to the Portfolios. For the year ended December 31, 2000 these fees, in the following amounts, were included in Professional fees shown on the Statement of Operations:

Cash Management Portfolio...................................   $ 5,937
Bond Portfolio..............................................     4,577
Growth Equity Portfolio.....................................    24,259

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------


At December 31, 2000, for federal income tax purposes, capital loss carryforwards were available to the extent provided by regulations to offset future realized gains of Bond Portfolio, in the amount of approximately $3,451,000 and $5,186,000, through the years 2007 and 2008, respectively. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

--------------------------------------------------------------------------------
NOTE 5--Line of Credit:
--------------------------------------------------------------------------------


Bond and Growth Equity Portfolios participate in a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the year ended December 31, 2000.

NOTE 6--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------


During the year ended December 31, 2000, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                      BOND                 GROWTH EQUITY
                                                                    PORTFOLIO                PORTFOLIO
                                                              PURCHASES     SALES     PURCHASES      SALES
                                                              -----------------------------------------------

U.S. Government Securities..................................  $ 58,722    $ 72,244    $       --   $       --
All others..................................................    84,920     114,581     1,139,717    1,015,291
                                                               -----------------------------------------------
Total.......................................................  $143,642    $186,825    $1,139,717   $1,015,291
                                                               ===============================================

--------------------------------------------------------------------------------
NOTE 7--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the years ended December 31, 2000 and December 31, 1999 were as follows:

                                                        CASH MANAGEMENT             BOND              GROWTH EQUITY
                                                           PORTFOLIO              PORTFOLIO             PORTFOLIO
                                                        2000        1999       2000       1999       2000       1999
                                                     --------------------------------------------------------------

Shares sold........................................   1,228,630    977,614     1,135      4,522      8,922      6,274
Shares issued in reinvestment of
  dividends and distributions......................      18,471     16,403     1,296      1,412      5,256      4,477
                                                     -----------------------------------------------------------------
                                                      1,247,101    994,017     2,431      5,934     14,178     10,751
Shares redeemed....................................  (1,395,657)  (771,097)   (5,450)    (3,431)    (6,594)    (5,689)
                                                     -----------------------------------------------------------------
Net increase (decrease)............................    (148,556)   222,920    (3,019)     2,503      7,584      5,062
                                                     =================================================================


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Bond Portfolio and Growth Equity Portfolio (three of the fifteen portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

                            OFFICERS AND DIRECTORS*
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John A. Weisser, Director
                        Richard W. Zuccaro, Tax Vice President
                        John A. Flanagan, Treasurer and Secretary
                        Richard D. Levy, Controller

                              INVESTMENT ADVISERS
                        MacKay Shields LLC
                        Madison Square Advisors LLC

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP

* As of December 31, 2000.

[NY LIFE LOGO]
       NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
       51 MADISON AVENUE, ROOM 2304
       NEW YORK, NY 10010
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                                     NYLIAC

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                                 18503 (2/2001)